  Exhibit 99.03

FREEDOM HOLDING CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
(All amounts in thousands of United States dollars, unless otherwise stated)

The following Unaudited Pro Forma Condensed Combined Financial Information presents the Unaudited Pro Forma Condensed Combined Statement of Operations and Statements of Other Comprehensive Income based upon the combined historical financial statements of Freedom Holding Corp. (the “Company”), and “Bank Freedom Finance Kazakhstan” JSC, (formerly known as “Bank Kassa Nova” JSC (SB of “ForteBank” JSC)) (the “Bank”) after giving effect to the business combination (the “Transaction”) between the Company and the Bank and adjustments described in the accompanying notes.

The Company previously presented the effects of the Transaction in the Condensed Consolidated Balance Sheets included in the Quarterly Report on Form 10-Q of the Company for the quarterly period ended December 31, 2020, filed with the United States Securities and Exchange Commission (the “Commission”) on February 9, 2021 (the “December 31, 2020 10-Q”). Consistent with requirements of Rule 3-01 of Regulation S-X, the Company is not required to include the Unaudited Pro Forma Condensed Combined Balance Sheets of the Bank and the Company.

The Unaudited Pro Forma Condensed Combined Statements of Operations and Statements of Other Comprehensive Income for the six months ended September 30, 2020, and the year ended March 31, 2020, combine the historical results and operations of the Bank and the Company giving effect to the Transaction as if it occurred on April 1, 2019.

The Unaudited Pro Forma Condensed Combined Financial Information illustrate the estimated effects of the Transaction and should be read in conjunction with the following:

●
The Company’s Condensed Consolidated Financial Statements and accompanying notes related thereto as of and for the nine months ended December 31, 2020, as contained in the December 31, 2020 Form 10-Q;
●
The Company’s Audited Consolidated Financial Statements and accompanying notes related thereto as of and for the year ended March 31, 2020, as it contained in the Annual Report on Form 10-K it filed with the Commission on July 14, 2020;
●
The audited consolidated financial statements and accompanying notes related thereto of the Bank as of December 31, 2019, included as Exhibit 99.01 to this Current Report on Form 8-K/A; and
●
The unaudited interim condensed consolidated financial statements and accompanying notes related thereto of the Bank as of June 30, 2020, are included as Exhibit 99.02 to this Current Report on Form 8-K/A.

The following Unaudited Pro Forma Condensed Combined Financial Information reflects the combined results of operations of the Company and the Bank as if the Transaction occurred as of April 1, 2019. The pro forma financial information reflects certain adjustments related to the Transaction, but does not reflect any potential operating efficiencies or cost savings that may result from the Transaction. Accordingly, this pro forma financial information is for illustrative purposes and is not intended to represent the actual results of operations of the combined company that would have been achieved had the Transaction occurred as of April 1, 2019, nor is it intended to indicate the future financial position or results of operations of the Company.

Description of the Transaction

On August 3, 2020, the Company entered into the Bank Kassa Nova JSC Ordinary Share Purchase and Sale Agreement, dated July 29, 2020, with ForteBank JSC (the “Seller”), pursuant to which the Company agreed to purchase all of the issued and outstanding ordinary shares of the Bank, subject to receipt of certain required governmental approvals and customary closing conditions, including entry into a Preferred Shares Sale and Purchase Agreement of Bank Kassa Nova JSC with the owner of all of the issued and outstanding preferred shares of the Bank and the acquisition by the Company of all of the outstanding subordinated loans of the Bank from the holders thereof.On December 28, 2020, the Company closed the acquisition of the Bank following receipt of approval from the Agency of the Republic of Kazakhstan for Regulation and Development of Financial Market and completion of the closing conditions. The Bank is a Kazakhstani-based bank. For accounting purposes, on December 25, 2020, the Company acquired control of the Bank when it completed the acquisition of the outstanding ordinary shares of the Bank. The total purchase price of the Bank Acquisition was $53,097, which the Company paid in cash. The purchase price included consideration paid for the outstanding ordinary shares in the amount of $40,984, consideration paid for the outstanding preferred shares in the amount of $2,478 and consideration paid for outstanding subordinated loans in the amount of $9,635.

FREEDOM HOLDING CORP.

PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS AND STATEMENTS OF OTHER COMPREHENSIVE INCOME FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2020 (Unaudited)
(All amounts in thousands of United States dollars, unless otherwise stated)

	Freedom Holding Corp.	Freedom Bank KZ IFRS	IFRS to US GAAP Adjustments	Notes	Pro Forma Adjustments	Notes	Pro Forma Combined
	Note A	Note B
Revenue:

Fee and commission income	$97,616	$2,246	$-		$-		$99,862
Net gain on trading securities	17,386	-	-		-		17,386
Interest income	9,197	14,537	-		2,075	(c)	25,809
Net gain on foreign exchange operations	2,772	1,243	-		-		4,015
Net loss on derivatives	(846)	(120)	-		-		(966)

TOTAL REVENUE, NET	126,125	17,906	-		2,075		146,106

Expense:
Interest expense	8,443	7,148	-		5,905	(c), (d)	21,496
Fee and commission expense	29,790	1,248	-		-		31,038
Operating expense	30,293	4,739	(17)	(a)	(605)	(e), (f)	34,410
Provision for impairment losses	666	1,333	(439)	(b)	(904)	(g)	656
Other (income)/expense, net	(95)	53	-		-		(42)

TOTAL EXPENSE	69,097	14,521	(456)		4,396		87,558
NET INCOME BEFORE INCOME TAX	57,028	3,385	456		(2,321)		58,548

Income tax expense	(9,189)	(717)	-		464	(h)	(9,442)

NET INCOME	$47,839	$2,668	$456		$(1,857)		$49,106

Less: Net income attributable to noncontrolling interest in subsidiary	296	-	-		-		296
NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$47,543	$2,668	$456		$(1,857)		$48,810

OTHER COMPREHENSIVE LOSS
Change in unrealized loss on available-for-sale securities, net of tax effect	$-	$(3)	$-		$-		$(3)
Reclassification adjustment relating to available-for-sale securities disposed of in the period, net of tax effect	71	-	-		-		71
Foreign currency translation adjustments, net of tax effect	(2,286)	(2,396)	-		-		(4,682)

COMPREHENSIVE INCOME BEFORE NONCONTROLLING INTERESTS	$45,624	$269	$808		$(1,857)		$44,492

Less: Comprehensive income attributable to noncontrolling interest in subsidiary	296	-	-		-		296

COMPREHENSIVE INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$45,328	$269	$808		$(1,857)		$44,196
BASIC NET INCOME PER COMMON SHARE	$0.82						$0.84
DILUTED NET INCOME PER COMMON SHARE	$0.82						$0.84
Weighted average number of shares (basic)	58,358,212						58,358,212
Weighted average number of shares (diluted)	58,460,058						58,460,058

FREEDOM HOLDING CORP.

PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS AND STATEMENTS OF OTHER COMPREHENSIVE INCOME FOR THE YEAR ENDED MARCH 31, 2020 (Unaudited)
(All amounts in thousands of United States dollars, unless otherwise stated)

	Freedom Holding Corp.	Freedom Bank KZ IFRS	IFRS to US GAAP Adjustments	Notes	Pro Forma Adjustments	Notes	Pro Forma Combined
	Note A	Note B
Revenue:

Fee and commission income	$92,668	$6,510	$-		$-		$99,178
Net gain on trading securities	14,923	-	-		-		14,923
Interest income	12,134	35,980	-		(918)	(c)	47,196
Net gain on foreign exchange operations	2,315	1,360	-		-		3,675
Net gain/(loss) on derivatives	(138)	184	-		-		46

TOTAL REVENUE, NET	121,902	44,034	-		(918)		165,018

Expense:
Interest expense	12,399	19,087	-		10,659	(c), (d)	42,145
Fee and commission expense	21,936	2,851	-		-		24,787
Operating expense	59,990	11,315	(37)	(a)	(1,281)	(e), (f)	69,987
Provision/(recovery) for impairment losses	(1,164)	4,248	(206)	(b)	(3,967)	(g)	(1,089)
Other expense/(income), net	609	(141)	-		-		468

TOTAL EXPENSE	93,770	37,360	(243)		5,411		136,298
NET INCOME BEFORE INCOME TAX	28,132	6,674	243		(6,329)		28,720

Income tax expense	(6,002)	(1,454)	-		1,266	(h)	(6,190)

NET INCOME	$22,130	$5,220	$243		$(5,063)		$22,530

Less: Net loss attributable to noncontrolling interest in subsidiary	(2,707)	-	-		-		(2,707)
NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$24,837	$5,220	$243		$(5,063)		$25,237

OTHER COMPREHENSIVE INCOME/(LOSS)
Change in unrealized (loss)/gain on available-for-sale securities, net of tax effect	$(71)	$6	$-		$-		$(65)
Foreign currency translation adjustments, net of tax effect	(14,851)	378	-		-		(14,473)

COMPREHENSIVE INCOME BEFORE NONCONTROLLING INTERESTS	$7,208	$5,604	$810		$(5,063)		$7,992

Less: Comprehensive loss attributable to noncontrolling interest in subsidiary	(2,707)	-	-		-		(2,707)

COMPREHENSIVE INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$9,915	$5,604	$810		$(5,063)		$10,699
BASIC NET INCOME PER COMMON SHARE	$0.38						$0.39
DILUTED NET INCOME PER COMMON SHARE	$0.38						$0.39
Weighted average number of shares (basic)	58,163,691						58,163,691
Weighted average number of shares (diluted)	58,251,588						58,251,588

FREEDOM HOLDING CORP.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (Unaudited)
(All amounts in thousands of United States dollars, unless otherwise stated)

1. Basis of Presentation

The Unaudited Pro Forma Condensed Combined Financial Information set forth herein is based upon the consolidated financial statements of the Company and the Bank. The Unaudited Pro Forma Condensed Combined Financial Information is presented as if the Transaction had been completed on April 1, 2019, with respect to the Unaudited Pro Forma Condensed Combined Statements of Operations and Statements of Other Comprehensive Income for each of the six months ended September 30, 2020 and for the year ended March 31, 2020.

The Company’s fiscal year is April 1, 2019 to March 31, 2020, while the Bank’s fiscal year is January 1, 2019 to December 31, 2019, the Unaudited Pro Forma Condensed Combined Statements of Operations and Statements of Other Comprehensive Income represents these periods.

The Unaudited Pro Forma Condensed Combined Statements of Operations and Statements of Other Comprehensive Income for the Company includes actual financial results for the period of April 1, 2020 to September 30, 2020 and actual financial results of the Bank for the period of January 1, 2020 through June 30, 2020.

The Unaudited Pro Forma Condensed Combined Financial Information is presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations had the Transaction occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the combined company will experience after the completion of the Transaction.

We have accounted for the Transaction in this Unaudited Pro Forma Condensed Combined Financial Information using the acquisition method of accounting, in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 805 “Business Combinations” (“ASC 805”). In accordance with ASC 805, we used our best estimates and assumptions to assign fair value to the tangible and intangible assets acquired and liabilities assumed at the acquisition date. Goodwill as of the acquisition date is measured as the excess of purchase consideration over the fair value of net tangible and identifiable intangible assets acquired.

The Company’s consolidated financial information is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) as issued by the Financial Accounting Standards Board (“FASB”) and is presented in US Dollars (“USD”). The Bank’s financial information has been historically prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”) and was historically presented in Kazakhstani tenge (“KZT”) and has been converted for the purpose of this Unaudited Pro Forma Condensed Combined Financial Information to be consistent with the Company’s presentation.

Pro forma adjustments reflected in the Unaudited Pro Forma Condensed Combined Statements of Operations and Statements of Other Comprehensive Income are based on items that are factually supportable, directly attributable to the Transaction and expected to have a continuing impact on the combined results. The Unaudited Pro Forma Condensed Combined Financial Information does not reflect the cost of any integration activities, including changes to the Bank’s business focus or benefits from the Transaction, including potential synergies that may be generated in future periods.

For the Six Months Ended September 30, 2020

Note A: Derived from the Unaudited Condensed Consolidated Statements of Operations and Statements of Other Comprehensive Income of the Company, including subsidiaries, for the six months ended September 30, 2020, as presented in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 filed with the Commission on November 9 ,2020.

Note B: Derived from the IFRS Unaudited Condensed Consolidated Statements of Comprehensive Income of the Bank for the six months ended June 30, 2020, included below and translated from KZT to USD. The average exchange rate used to translate KZT to USD for the six months ended June 30, 2020 was 405.83 KZT to 1 USD as set out in the table below.

FREEDOM HOLDING CORP.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (Unaudited)
(All amounts in thousands of United States dollars, unless otherwise stated)

KZT to USD Translation:
	Freedom Bank KZ	Exchange Rate	Freedom Bank KZ
	Thousands of KZT	405.83	USD
Revenue:

Fee and commission income	911,619		$2,246
Interest income	5,899,439		14,537
Net gain on foreign exchange operations	504,545		1,243
Net loss on derivatives	(48,881)		(120)

TOTAL REVENUE, NET	7,266,722		17,906

Expense:
Interest expense	2,900,765		7,148
Fee and commission expense	506,533		1,248
Operating expense	1,923,214		4,739
Provision for impairment losses	541,096		1,333
Other expense, net	21,587		53

TOTAL EXPENSE	5,893,195		14,521
NET INCOME BEFORE INCOME TAX	1,373,527		3,385

Income tax expense	(291,179)		(717)

NET INCOME	1,082,348		$2,668

Unaudited Pro Forma Condensed Combined Statement of Operations and Statements of Other Comprehensive Income

For the Year Ended March 31, 2020

Note A: Derived from the Audited Condensed Consolidated Statement of Operations and Statements of Other Comprehensive Income of the Company, including its subsidiaries, for the year ended March 31, 2020 as presented in the Annual Report on Form 10-K of the Company for the fiscal year ended March 31, 2020, filed with the Commission on July 14, 2020.

Note B: Derived from the IFRS Unaudited Consolidated Statement of Comprehensive Income of the Bank for the year ended December 31, 2019, included below and translated from KZT to USD. The average exchange rate used to translate KZT to USD for the year ended December 31, 2019 was 383.60 KZT to 1 USD as set out in the table below.

KZT to USD Translation
	Freedom Bank KZ	Exchange Rate	Freedom Bank KZ
	Thousands of KZT	383.60	USD
Revenue:

Fee and commission income	2,497,395		$6,510
Interest income	13,802,072		35,980
Net gain on foreign exchange operations	521,506		1,360
Net gain on derivatives	70,612		184

TOTAL REVENUE, NET	16,891,585		44,034

Expense:
Interest expense	7,321,798		19,087
Fee and commission expense	1,093,527		2,851
Operating expense	4,340,419		11,315
Provision for impairment losses	1,629,260		4,248
Other income, net	(54,157)		(141)

TOTAL EXPENSE	14,330,847		37,360
NET INCOME BEFORE INCOME TAX	2,560,738		6,674

Income tax expense	(557,942)		(1,454)

NET INCOME	2,002,796		$5,220

FREEDOM HOLDING CORP.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (Unaudited)
(All amounts in thousands of United States dollars, unless otherwise stated)

2. Consideration paid

The Unaudited Pro Forma Condensed Combined Financial Information includes various assumptions, including those related to the preliminary purchase price allocation of the assets acquired and liabilities assumed of the Bank based on management’s best estimates of fair value. The final purchase price allocation may vary based on final appraisals, valuations and analyses of the fair value of the acquired assets and assumed liabilities. Accordingly, the pro forma adjustments are preliminary and have been made solely for illustrative purposes. The following table shows the preliminary allocation of the purchase price for the Bank to the acquired identifiable assets, liabilities assumed and goodwill:

Purchase price allocation
As of December 25, 2020
Assets:
Cash and cash equivalents	$129,185
Trading securities	50,684
Brokerage and other receivables	2,601
Fixed assets	10,987
Intangible assets	2,769
Right-of-use asset	338
Loans issued	1,023
Other assets	2,360
Total assets	$199,947

Liabilities:
Customer liabilities	$117,195
Current income tax liability	415
Trade payables	104
Securities repurchase agreement obligation	28,500
Lease liability	338
Other liabilities	827
Deferred income tax liabilities	1,399
Total liabilities	$148,778

Net Assets Acquired	$51,169

Goodwill	1,928

Consideration paid for common shares	40,984
Consideration paid for preferred shares	2,478
Consideration paid for subordinated loans	9,635
Total purchase price	$53,097

The table above shows the purchase price allocation as of December 25, 2020.

3. Detailed Notes – IFRS to GAAP Adjustments

(a)
These adjustments are related to the change in accounting for fixed assets. Under IFRS, the Bank uses the revaluation method of accounting for its fixed assets. Under US GAAP, all fixed assets are accounted for using the historical cost model, which stipulates that non-current assets are initially recognized at cost and are subsequently carried at cost less accumulated depreciation and cumulative impairment losses. Reverse of this revaluation directly affects depreciation expenses.

(b)	To adjust amounts of credit losses estimated under IFRS 9 to conform to US GAAP.

FREEDOM HOLDING CORP.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (Unaudited)
(All amounts in thousands of United States dollars, unless otherwise stated)

4. Detailed Notes – Pro Forma Adjustments

The pro forma adjustments are based on our preliminary estimates and assumptions and are subject to change. The following adjustments have been reflected in the Unaudited Pro Forma Condensed Combined Financial Information:

(c)
As a condition to closing the Transaction, the Seller was required to purchase the Bank’s loan portfolio, with the exception of the outstanding debt on customer’s credit cards, loans collateralized by cash, and several other immaterial obligations of the Bank, prior to the date of the Transaction. The Bank used the proceeds from the sale of its loan portfolio to purchase of trading securities. Also, the Bank purchased trading securities through direct repo, as well as used proceeds from released cash reserves for deposits. These adjustments reflect the continuing effect of the Transaction on the interest income and interest expense of the Bank.

(d)
Prior to the completion of the Transaction, the Bank held customer deposits and had outstanding subordinated loans and preferred shares of the Bank. As a condition to closing the Transaction and the Company’s decision to discontinue most of the Bank’s commercial lending activities, together with loan portfolio, the Bank transferred a significant portion of its customers’ deposits to the Seller and the Company purchased the outstanding subordinated loans and preferred shares of the Bank. These adjustments reflect the continuing effect of the Transaction on the interest expense of the Bank.

(e)
As a condition to closing the Transaction, the Seller was required to purchase certain buildings which were reflected on the balance sheet of the Bank. These adjustments reflects the continuing effect on depreciation expense in the amount of $16 and $34, for six months ended September 30, 2020, and 12 months ended March 31, 2020, respectively.

(f)
The sale of a majority of the loan portfolio of the Bank resulted in a decrease in lending-related employees of the Bank and a corresponding decrease in payroll. This adjustment reflects the continuing effect on payroll expenses, in the amount of $589 and $1,247, for six months ended September 30, 2020, and 12 months ended March 31, 2020, respectively.

(g)
The sale of a majority of the loan portfolio of the Bank resulted in a decrease in Provision for impairment losses of the Bank. These adjustments represent the continuing effect on Provision for impairment losses of the Bank.

(h)	This adjustment represents the tax effect on above stated adjustments.